UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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American Spectrum Realty, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN SPECTRUM REALTY, INC.
5850 San Felipe, Suite 450
Houston, TX 77057

Dear Stockholder:

On behalf of the Board of Directors of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), I cordially invite you to attend the Company's 2005 Annual Meeting of Stockholders, which will be held on Friday, May 6, 2005, at 9 a.m., local time, at the office of the Company at 5850 San Felipe, Suite 450, Houston, Texas.

The attached Proxy Statement describes in detail the following matters expected to be acted upon at the Annual Meeting: the election of six nominees for directors of the Company and the ratification of the selection of BDO Seidman, LLP, as the Company's independent auditors. At the Annual Meeting, we will also report on the Company's progress and respond to any questions that you may have about the Company's business.

We sincerely hope that you will be able to attend and participate in the Company's Annual Meeting of Stockholders. Whether or not you plan to come to the Annual Meeting, however, it is important that your shares be represented and voted at the meeting. You may vote your shares by completing the accompanying proxy card, by a telephone proxy authorization, or by authorizing a proxy electronically via the Internet. Please see the instructions on the accompanying proxy card for details on telephone and electronic proxy voting.

BY RETURNING YOUR PROXY (EITHER BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PAPER PROXY CARD, BY A TELEPHONE PROXY AUTHORIZATION OR BY AUTHORIZING A PROXY ELECTRONICALLY VIA THE INTERNET) YOU AUTHORIZE MANAGEMENT TO REPRESENT YOU AND VOTE YOUR SHARES ACCORDING TO YOUR INSTRUCTIONS. SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

Sincerely,

William J. Carden Chairman of the Board

Houston, Texas
March 31, 2005

AMERICAN SPECTRUM REALTY, INC.
5850 San Felipe, Suite 450
Houston, Texas 77057

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on Friday, May 6, 2005

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), will be held on Friday, May 6, 2005, at 9 a.m., local time, at the office of the Company located at 5850 San Felipe, Suite 450, Houston, Texas.

At the Annual Meeting, stockholders will be asked:

1.	To elect six directors to serve until the Company's next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

2.	To ratify the selection of BDO Seidman, LLP, as the Company's independent auditors for the fiscal year ending December 31, 2005.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof and may properly be voted upon.

The Board of Directors of the Company has fixed the close of business on March 16, 2005, as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders of record as of the Record Date will be admitted to the Annual Meeting upon presentation of identification. Stockholders who own shares of Common Stock beneficially through a bank, broker or other nominee will be admitted to the Annual Meeting upon presentation of identification and proof of ownership or a valid proxy signed by the record holder. A recent brokerage statement or letters from a bank or broker are examples of proof of ownership. If you own shares of the Company's Common Stock beneficially, you should contact your broker or applicable agent in whose name the shares are registered to obtain a broker's proxy and bring it to the Annual Meeting in order to vote.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE RETURN YOUR PROXY (EITHER BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PAPER PROXY CARD, BY TELEPHONE PROXY AUTHORIZATION, OR BY AUTHORIZING A PROXY ELECTRONICALLY VIA THE INTERNET) AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING.

EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

By Order of the Board of Directors

Patricia A. Nooney, Secretary

Houston, Texas
March 31, 2005

AMERICAN SPECTRUM REALTY, INC.
5850 San Felipe, Suite 450
Houston, Texas 77057

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
May 6, 2005

General

This Proxy Statement is provided to the stockholders of American Spectrum Realty, Inc., a Maryland corporation (the "Company"), in order to solicit proxies, in the form enclosed, for use at the Annual Meeting of Stockholders of the Company to be held on Friday, May 6, 2005, at 9 a.m., local time, at 5850 San Felipe, Suite 450, Houston, Texas, and any adjournments or postponements thereof (the "Annual Meeting"). The Board of Directors (the "Board") knows of no matters to come before the Annual Meeting other than those referred to in this Proxy Statement. This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about March 31, 2005.

Solicitation

This solicitation is made by mail on behalf of the Board of Directors of the Company. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company.

Voting Procedures

Only those holders of Common Stock of record as of the close of business on March 16, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles its holder to one vote. Cumulative voting of shares of Common Stock is not permitted. A total of 1,510,286 shares of Common Stock were issued and outstanding as of the Record Date.

The presence of the holders of shares representing a majority of the outstanding shares of Common Stock entitled to vote, whether in person or by proxy, is necessary to constitute a quorum to transact business at the Annual Meeting. Abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote on a matter on which the brokers or nominees do not have discretionary power to vote) are treated as present for purposes of determining the existence of a quorum. Directors are elected by a plurality of the votes cast. The ratification of the selection of BDO Seidman, LLP, as the Company's independent auditors for fiscal year ending December 31, 2005, requires a majority of the votes cast at the Annual Meeting. For purposes of the election of directors, abstentions will have no effect on the result of the vote. It is expected that brokers will have discretionary power to vote on each of the proposals.

Shares represented by properly executed proxies in the form enclosed that are timely received by Mellon Investor Services, as the Tabulator for the Company, and not revoked will be voted as instructed on the proxy. If instructions are not given on a properly executed and returned proxy, the shares represented thereby will be voted (i) FOR the election of each of the six nominees for director, and (ii) FOR the ratification of the selection of BDO Seidman, LLP, to serve as independent auditors of the Company. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote such proxies in accordance with their discretion. In order to be voted, each proxy must be filed with the Secretary of the Company prior to voting.

Revocability of Proxies

Stockholders may revoke a proxy at any time before the proxy is voted. This may be done by filing a notice of revocation of the proxy with the Secretary of the Company, by filing a later-dated proxy with the Secretary of the Company, or by voting in person at the Annual Meeting.

Background

Substantially all of the Company's assets are held through an operating partnership (the "Operating Partnership") in which the Company holds a .91% general partner interest and an 86.62% limited partner interest as of February 28, 2005. Holders of limited partnership units in the Operating Partnership ("OP Units") have the proportionate rights to distributions as they would as holders of the Common Stock issuable upon redemption of their OP Units, subject to legal restrictions on distribution. These holders also have the right to have their OP Units redeemed by the Operating Partnership and to receive, at the Company's option, in exchange for each four OP Units, either one share of Common Stock or cash equal to the fair market value of one share of Common Stock at the date of exchange, but no fractional shares will be issued.

In October 2001, the Company issued shares of Common Stock and OP Units to various individuals and entities in exchange for certain real property and operating assets (the "Consolidation") and commenced operations.

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

Stockholders will be asked at the Annual Meeting to elect six directors, who will constitute the full Board of Directors. Each elected director will hold office until the next Annual Meeting of Stockholders or until the director's successor is duly elected and qualifies. If any nominee becomes unavailable to serve for any reason, an event the Company does not anticipate, solicited proxies will be voted for the election of the person, if any, designated by the Board to replace that nominee.

Stockholders may withhold authority to vote for either (i) the entire slate of nominated directors by checking the box marked WITHHOLD AS TO ALL on the proxy card, or (ii) for any one or more individual nominees, by checking the box marked FOR ALL EXCEPT on the proxy card and writing the name of individual nominees in the space provided on the proxy card. Instructions on the accompanying proxy card that withhold authority to vote for one or more of the nominees will cause any such nominee to receive fewer votes.

The following six persons have been selected by the Nominating/Corporate Governance Committee of the Board as nominees for election to the Board of Directors:

Timothy R. Brown William J. Carden Lawrence E. Fiedler	John N. Galardi William W. Geary, Jr. John F. Itzel

Each of these individuals is currently a member of the Board. The Company has not paid any third parties to assist in the process of identifying or evaluating candidates for the Board, and it has not rejected any candidates put forward by any stockholder or group of stockholders owning more than 5% of the Company’s stock.

The Board knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend. All six nominees are incumbent directors. Information concerning the directors is set forth under “Board of Directors and Executive Officers”.

Required Vote

A plurality of the votes cast at the Annual Meeting is required to elect a director.

The Board of Directors recommends a vote FOR each of the named nominees.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth certain information concerning the directors and executive officers of the Company as of February 28, 2005:

NAME	POSITION	AGE	APPROXIMATE TIME IN OFFICE
William J. Carden	Chairman of the Board, Chief Executive Officer and President Acting Chief Financial Officer	60	Since 2000 Since 2002
Timothy R. Brown	Director	58	Since 2000
Lawrence E. Fielder	Director	66	Since 2000
John N. Galardi	Director	67	Since 2003
William W. Geary, Jr.	Director	62	Since 2000
John F. Itzel	Director	58	Since 2003
Patricia A. Nooney	Chief Operating Officer Treasurer Senior Vice President Secretary	48	Since 2003 Since 2002 Since 2000 Since 2005

William J. Carden - Mr. Carden is Chairman of the Board, Chief Executive Officer and President (positions he has held since the formation of the Company) and Acting Chief Financial Officer (since August 2002) of the Company. In addition to his responsibilities for the Company, Mr. Carden is president and one of the founders of CGS Real Estate Co. He received an accounting degree from Long Beach State.

Timothy R. Brown - Mr. Brown is a director of the Company and has been a Partner in the law firm of Thompson & Knight L.L.P. since 1999. Prior to that he was a founder and Partner of Brown, Parker & Leahy L.L.P. He received his B.A. from Stanford University and his JD from the University of Texas School of Law. Mr. Brown is Chairman of the Company’s Compensation Committee and a member of the Nominating/Corporate Governance Committee.

Lawrence E. Fielder - Mr. Fiedler is a director of the Company and has served as President of JRM Development Enterprises, Inc. and its affiliated companies since 1987. These companies have developed, acquired, managed and leased retail, residential and commercial properties throughout the United States. In addition, Mr. Fiedler has been an Adjunct Professor at the New York University Real Estate Institute since 1979. Mr. Fiedler received a Bachelor of Sciences degree from Syracuse University, an LLB from New York University School of Law and an LLM from New York University School of Law in Taxation. Mr Fieldler is Chairman of the Company's Audit Committee and a member of its Compensation and Nominating/Corporate Governance Committees.

John N. Galardi – Mr. Galardi is a director of the Company. Mr Galardi has been the Chairman and Chief Executive Officer of Galardi Group, Inc., a privately-held franchising company encompassing more than 350 restaurants, most prominent among them is the Wienerschnitzel chain, since 1964. Mr. Galardi has been a director of CGS Real Estate Company, Inc. ("CGS") since 1989. He currently serves as a member of the Board of BCT International, Inc. in Fort Lauderdale, Florida, and Renovar Energy Corporation in Midland, Texas. He previously served on the Board of Advisors of National Bank of Southern California and Marine National Bank. Mr. Galardi attended Southwest Baptist University in Missouri.

William W. Geary, Jr. - Mr. Geary is a director of the Company and has served as the President of Carlsberg Management Company, a real estate development company, since February 1986. Mr. Geary received his M.B.A. and B.S. degrees from Northwestern University in Chicago, Illinois. Mr. Geary holds the designations of Charter Financial Analyst, Certified Property Manager (“CPM”), Specialist in Real Estate Securities (SRS) and the Certified

2

Commercial-Investment Member (“CCIM”). He is a Member of Los Angeles Society of Security Analysts. Mr. Geary is a member of the Company’s Audit, Compensation and Nominating/Corporate Governance Committees.

John F. Itzel – Mr. Itzel is a director of the Company. Mr. Itzel managed a large real estate portfolio for Pacific Gulf Properties, a real estate investment trust located in Newport Beach, California from 1995 until November 2000. Prior to 1995, Mr. Itzel was a banker with a specialty in major real estate loans. Commencing January 2001 Mr. Itzel became a commercial real estate broker. In January 2003 he became a principal in the Newport Beach office of Bond Street Capital, a national commercial mortgage lender. He received a BA in economics from California State University and is a licensed California Real Estate Broker. Mr. Itzel is a member of the Company's Audit, Compensation and Nominating/Corporate Governance Committees.

Patricia A. Nooney - Ms. Nooney is Chief Operating Officer (since October 2003), Treasurer (since February 2002), Secretary (since 2005), and a Senior Vice President (since the formation of the Company) of the Company. Ms. Nooney served as President of the St. Louis office of Coldwell Banker Commercial American Spectrum from October 1997 until the Consolidation. From 1981 through September 1997, Ms. Nooney was an officer of Brooklyn Street Properties, Inc. Ms. Nooney was an auditor with Deloitte & Touche from 1978 to 1981. Ms. Nooney received a B.A. in Business Administration from the University of Miami. Ms. Nooney holds the designations of CPM and CCIM. She was the national president of the Institute of Real Estate Management ("IREM") for 2003.

The Company has adopted Standards of Business Conduct, a copy of which is available on the Company’s website: www.americanspectrum.com, which are applicable to its executive officers and directors.

Information on Meetings and Committees of the Board of Directors

In 2002, the Board established an Audit Committee and a Compensation Committee and in January 2003 established a Nominating/Corporate Governance Committee. During 2004, the Board held three meetings. During 2004, the Audit Committee held six meetings, the Compensation Committee held two meetings and the Nominating Committee held one meeting. All directors attended at least 75% of the meetings of the Board and the committees of which they are members.

Audit Committee

The Audit Committee is composed of Mr. Fiedler, Mr. Geary and Mr. Itzel. Each of the members of the Audit Committee is independent within the meaning of the listing standards of the American Stock Exchange ("Amex"). The Board has determined that Mr. Fiedler is an audit committee financial expert within the meaning of the rules of the Securities and Exchange Commission. In 2004, the Audit Committee held regular and quarterly meetings throughout the year. The Audit Committee has the authority, among other things, to appoint and dismiss the Company's independent auditors, discuss the scope and results of the audit with the independent auditors, review with management and the independent auditors the Company's interim and year-end operating results, consider the adequacy of the Company's internal accounting controls and audit procedures and review non-audit services to be performed by the independent auditors.

Report of the Audit Committee

The Audit Committee is composed of three directors, acts under the written charter adopted and approved by the Board, and is independent, within the meaning of the listing standards of the Amex. A copy of the charter can be found on the Company’s website at www.americanspectrum.com. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee assists the Board in its oversight of the Company's financial reporting process and selects the independent auditors. The Committee receives information from, consults with, and provides its views and direction to, management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

Management has the primary responsibility for the financial statements and the reporting process. The independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee reviews the Company's financial reporting process on behalf of the Board.

In this context, the Audit Committee (i) appointed the independent auditors (see Proposal Number Two—Ratification of Selection of Independent Auditors) and (ii) reviewed and discussed with management and BDO Seidman the Company's audited financial statements for 2004. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with them their independence from the Company and its management. Further, the Audit Committee has considered whether the independent auditors' provision of certain non-audit services, namely tax return preparation, to the Company is compatible with the auditor's independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K for 2004.

Respectfully submitted,

AUDIT COMMITTEE
Lawrence E. Fiedler, Chairman
William W. Geary, Jr.
John F. Itzel

Compensation Committee

The Compensation Committee was established by the Board in 2002 and is composed of Mr. Brown, Mr. Fiedler and Mr. Geary. No member of the Compensation Committee has served as an officer of the Company or any of its subsidiaries. The Compensation Committee has the authority to renew and approve salary arrangements, including grants of annual incentive awards for the Company's directors, officers and other employees, adopt and amend employment agreements for its officers and other employees, and administer the Company's stock plan.

Compensation Committee Report on Executive Compensation

Until November 2002, all compensation matters, review of employment agreements and the awarding of shares and options were considered by the full Board. In 2002, the Board established a Compensation Committee. The Board and the Compensation Committee believe that the compensation program for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. Prior to the Consolidation, the Company commissioned an independent compensation study and looked to surveys and to other publicly available information to ensure that the Company's executive compensation is comparable to that of similarly situated companies within and outside of the real estate industry. During 2003 the Compensation Committee reviewed all of the executive officers’ salaries utilizing salary surveys purchased by the Company.

The compensation opportunities for the executive officers are intended to attract, motivate and retain talented executives and to ensure continuity and stability of management. As presently in place, the annual compensation program for executive officers includes: 1) an annual base salary that is competitive with the market and reflects individual performance, 2) a cash bonus based on the individual's achievement of performance goals and criteria to be established in the discretion of the Compensation Committee, and 3) long-term stock-base incentive awards, such as the restricted stock and options to purchase stock which were granted during 2001 and 2002. In making compensation decisions, the Board has considered, and the Compensation Committee will consider, such factors as the specific performance of the Company, the respective executive officer and the overall compensation of all of its executives.

Prior to the Consolidation, the management of the Company commissioned a comprehensive study related to board and officer compensation, which was used as a basis to negotiate the terms and provisions of the initial employment agreements for the executive officers. The salaries, bonuses and long-term stock-based incentives of the executive officers, as set forth in their respective employment agreements, were intended to recognize the contributions of each executive officer in connection with the Consolidation transaction, the Company's commencement of operations as a public company and the ongoing obligations of the executive officers.

Respectfully submitted,

COMPENSATION COMMITTEE
Timothy R. Brown
Lawrence E. Fiedler
William W. Geary, Jr., Chairman
John F. Itzel

Nominating Committee

The Nominating/Corporate Governance Committee (the “Nominating Committee”) was established by the Board in 2003 and is composed of Mr. Brown, Mr. Fielder, Mr. Geary and Mr. Itzel, each of whom is independent within the meaning of the listing standards of the Amex. The Nominating Committee has a charter, a copy of which can be found on the Company’s website at www.americanspectrum.com. The Nominating Committee selects or recommends that the Board select all candidates for all directorships and will consider candidates put forward by stockholders, who should follow the procedures set forth below under “Stockholder Proposals for the Company’s 2006 Annual Meeting.” In identifying candidates for membership on the Board of Directors, the Nominating Committee takes into account all factors it considers appropriate, which may include ensuring that the Board of Directors, as a whole, consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Nominating Committee also may consider the extent to which the candidate would fill a particular need on the Board.

Compensation of Directors

Each non-employee director receives $12,000 annually for serving on the Board, $1,000 for each meeting attended in person and $500 for each telephonic meeting in which the director participates, including any committee meetings. A director may elect to receive the fee in cash or in Common Stock valued at its then fair market value. Each director is also reimbursed for travel expenses for attending meetings. Pursuant to the Company's Omnibus Stock Incentive Plan (the "Plan"), each non-employee director on the board as of the Consolidation was granted (i) an option to purchase 1,250 shares of Common Stock upon the completion of the Consolidation in October 2001, at an exercise price of $60.00 per share, which was the amount at which shares of Common Stock were valued for purposes of the Consolidation (the "Exchange Value"), (ii) an option to purchase 1,250 shares six months after the Consolidation at an exercise price of $27.16 per share, the fair market value on the date of such grant, and (iii) an option to acquire 1,250 shares of Common Stock upon his election as a director in November 2002 at an exercise price of $20.12, the fair market value on the date of such grant. The board members first elected to the board on May 7, 2003, Mr. Galardi and Mr. Itzel, were each granted an option to acquired 2,500 shares of Common Stock on such date at an exercise price of $12.20, the fair market value on the date of such grant. The directors reelected on May 7, 2003, Mr. Brown, Mr. Fiedler and Mr. Geary, were granted each an option to acquire 1,250 shares of Common Stock on such date at an exercise price of $12.20. The directors reelected on April 28, 2004, Mr. Brown, Mr. Fiedler, Mr. Geary, Mr. Galardi and Mr. Itzel, were granted each an option to acquire 1,250 shares of Common Stock on such date at an exercise price of $11.16. As an incentive for continued service, each non-employee director duly elected at the 2005 Annual Meeting of the Stockholders will be entitled to an annual option to acquire an additional 1,250 shares of Common Stock. The exercise price will be at the fair market value on the date of the 2005 Annual Meeting. The share and per share data in this paragraph have been restated to reflect the one-for-four reverse split of Common Stock which was approved by the stockholders on February 27, 2004 and became effective March 2, 2004.

Executive Compensation

The following table sets forth, in summary form, the compensation paid by the Company to its Chief Executive Officer and all other executive officers of the Company (the "Named Executive Officers") whose total annual salary and bonus equaled or exceeded $100,000 for services rendered to the Company in all capacities for the last three completed fiscal years.

SUMMARY COMPENSATION TABLE

					Long Term Compensation

	Annual Compensation				Awards

Name and Principal Position Held During 2004	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)(1)

William J. Carden	2004	508,142	–	–	–	–
Chief Executive Officer	2003	484,153	–	–	–	–
	2002	481,723(2)	–	–	–	3,125

Patricia A. Nooney	2004	208,561	35,000	–	–	–
Chief Operating Officer	2003	180,962	10,000	–	–	–
	2002	176,194	35,000	69,400(3)	–	562

Paul E. Perkins	2003	112,116	–	61,000 (4)	–	–
Senior Vice President	2002	125,481	50,000	–	–	–
	2001	122,115	100,000	–	–	1,875

(1) The Named Executive Officers were granted options to purchase shares on April 15, 2002. 25% of the options vested on each of the respective grant dates and vest annually thereafter in equal installments over three years. The share and per share data in this table and all footnotes to this table have been restated to reflect the one-for-four reverse split of Common Stock which was approved by the stockholders on February 27, 2004 and became effective March 2, 2004.

(2) Represents total compensation for services provided by Mr. Carden which was paid by the Company to Mr. Carden or his affiliated companies.

(3) Represents 2,500 shares of restricted shares granted on April 16, 2002. The restricted shares were subject to repurchase by the Company upon the termination of Ms. Nooney employment for a price of $.04 per share. The repurchase option lapsed on October 16, 2002. Ms. Nooney paid $.04 per share for the restricted shares.

(4) Mr. Perkins employment by the Company ceased as of September 20, 2004. Mr. Perkins was paid $61,000 in consideration of the cancellation his employment agreement and repurchase of his restricted stock. Mr. Perkins has no remaining rights to any shares of stock of the Company.

STOCK OPTION GRANTS IN 2004

There were no stock options granted to the Named Executive Officers during 2004. The Company has not granted any SARs (stock appreciation rights). See Compensation Table above for information concerning grants of restricted stock.

AGGREGATED OPTION EXERCISES IN 2004
AND YEAR-END OPTION VALUES

     The following table sets forth information regarding each exercise of stock options as of December 31, 2004 by the Named Executive Officers and the year-end value of unexercised options held by such persons.

			Number of Securities Underlying Unexercised Options/SARs at 12/31/04 (1)	Value of Unexercised In-the-Money ptions/SARS at 12/31/04
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable

William J. Carden	–	–	5,469/781	–
Patricia A. Nooney	–	–	985/140	–

(1) The share data in this table have been restated to reflect the one-for-four reverse split of Common Stock which was approved by the stockholders on February 27, 2004 and became effective March 2, 2004.

Employment Agreements

The Company has entered into employment agreements with each of Mr. Carden, Ms. Nooney and Mr. Perkins. The employment agreements for the Named Executive Officers provide for an annual base salary and for severance compensation in the event of a termination of employment without cause.

Effective October 15, 2001, the Company and Mr. Carden entered into a three year employment agreement, which expired in 2004. Under this agreement Mr. Carden was entitled to an annual base salary of $482,000 and an annual incentive bonus, which was determined at the discretion of the Board or the Compensation Committee. Mr. Carden continues to receive an annual base salary of $482,000.

Effective April 16, 2002, the Company and Ms. Nooney entered into a one year employment agreement. After the initial term, the agreement will automatically renew for additional one-year periods unless either party gives written notice pursuant to the agreement. Under this agreement, Ms. Nooney was entitled to an annual base salary of $125,000, increased in January 2002 to $175,000 upon her election as Treasurer and an annual incentive bonus at the discretion of the Board or the Compensation Committee. In October, 2003, the agreement was amended to reflect her position as Chief Operating Officer of the Company, to increase her annual base salary to $200,000, and to extend her employment agreement for one additional year. Currently, her employment agreement expires November 1, 2005, subject to renewals for additional one-year periods.

Effective April 3, 2002, the Company and Mr. Perkins entered into a one year employment agreement, subject to annual renewals. Under this agreement, Mr. Perkins was entitled to an annual base salary of $125,000, which was increased to $150,000 effective January 1, 2004, and an annual incentive bonus at the discretion of the Board or the Compensation Committee. During 2004, Mr. Perkins and the Company entered into an agreement which terminated Mr. Perkins employment as of September 20, 2004.

Stock Incentive Plan

The Board adopted the Omnibus Stock Incentive Plan in July 2001 and believes that the Plan is in the best interests of the Company and will enable it to attract and retain highly qualified executive officers, directors and employees. All of the options and restricted stock described above were granted under the Plan.

The Plan is administered by the Compensation Committee and provides for the granting of options, stock appreciation rights, restricted stock and performance units and shares, as may be determined by the Board. Under the Plan, up to a total of 180,000 shares (after giving effect of the one-for-four reverse split of Common Stock which was approved by the stockholders on February 27, 2004 and became effective March 2, 2004) of the Company's Common Stock may be issued to executive officers, directors or other key employees of the Company. Options to acquire Common Stock are expected to be in the form of incentive and non-qualified stock options and are exercisable for up to ten years following the date of the grant. The Board will set the exercise price of each option, but the Plan requires that the exercise price per share equal or exceed the fair market value of the Company's Common Stock on the grant date.

PERFORMANCE GRAPH

The following graph is a comparison of the 37 month cumulative stockholder total return on the Common Stock from November 20, 2001, the first day the Common Stock was traded on the American Stock Exchange (“Amex”), through December 31, 2004, to the cumulative total return on the Amex Stock Market (U.S.) Index and the NAREIT Equity Index. The graph assumes an investment of $100 in the Common Stock and each of the indices at the close of business on November 20, 2001, the first trading day for the Common Stock, and that all dividends were reinvested. The return shown on the graph in not necessarily indicative of future performance.

COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*
AMONG AMERICAN SPECTRUM REALTY, INC., THE AMEX MARKET VALUE (U.S.) INDEX
AND THE NAREIT EQUITY MARKET (U.S.) INDEX

* $100 invested on 11/20/01 in stock or 10/31/01 in index-
including reinvestment of dividends.
Fiscal year ending December 31.

SECURITY OWNERSHIP OF
MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table provides information regarding the beneficial ownership of Common Stock as of February 28, 2005, by (i) each of the Company's directors and nominees, (ii) each of the executive officers, (iii) all directors, nominees and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. This table is based on information provided to the Company or filed with the SEC by the Company's directors, nominees, executive officers and principal stockholders. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. The share data in this table and related footnotes have been restated to reflect the one-for-four reverse split of Common Stock which was approved by the stockholders on February 27, 2004 and became effective March 2, 2004.

NAME OF BENEFICIAL OWNER (1)	NUMBER OF SHARES OF COMMON STOCK (2)	PERCENTAGE OF OUTSTANDING COMMON STOCK (3)

William J. Carden (4)	511,623	29.9%
John N. Galardi (5)	461,004	28.7%
Timothy R. Brown (6)	20,881	1.4%
Patricia A. Nooney (7)	4,125	*
Lawrence E. Fiedler (8)	5,938	*
John F. Itzel (9)	4,375	*
William W. Geary, Jr. (10)	4,688	*

All Directors	756,631	43.7%
and Executive Officers as a Group
(7 persons) (11)

John V. Winfield (12)	137,700	9.1%

*Less than 1%

(1) Except as specifically noted in the footnotes below, the address of each of the named beneficial owners is c/o American Spectrum Realty, Inc., 5850 San Felipe Road, Suite 450, Houston, Texas 77057.

(2) For each beneficial owner, includes Common Stock subject to options or conversion rights exercisable, respectively, within 60 days of February 28, 2005. Includes, as to Mr. Carden and Mr. Galardi, Common Stock issuable upon exchange of Operating Partnership Units.

(3) The percentage ownership is based on 1,510,286 outstanding shares of Common Stock and shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(4) Includes 1,093 shares of restricted stock, which is subject to repurchase by the Company on termination of Mr. Carden's employment for a price of $.01 per share. The repurchase option lapses on October 15, 2005. Includes 229,775 shares of Common Stock and 166,682 shares of Common Stock issuable on exchange of Operating Partnership Units owned by Mr. Carden and the persons or entities listed as follows: (i) the 1,093 restricted shares referred to above, (ii) 19,600 shares issuable upon exchange of Operating Partnership Units owned by trusts for the benefit of Mr. Carden's children, as to which Michael L. Matkins is trustee, (iii) 67,313 shares of Common Stock and 40,066 shares issuable upon exchange of Operating Partnership Units owned by Mr. Carden's spouse, (iv) 1,000 shares owned by a trust for the benefit of Mr. Carden’s daughter, as to which Mr. Brown is the trustee, (v) 11,382 shares issuable upon exchange of Operating Partnership Units owned by a limited partnership controlled by Mr. Carden and (vii) 160,369 shares of Common Stock and 95,634 shares issuable upon exchange of Operating Partnership Units owned by companies controlled by Mr. Carden. Certain shares may be deemed to be beneficially owned by Mr. Carden and may also be deemed to be beneficially owned by Mr. Galardi. Mr. Carden disclaims beneficial ownership of the shares and Operating Partnership Units held by his spouse and trusts for his children. Includes 6,250 shares of Common Stock which Mr. Carden has the right to acquire upon the exercise of stock options within sixty days of February 28, 2005.

In addition, includes 30,261 shares of Common Stock which Mr. Carden has the right to acquire pursuant to a Put and Call Agreement entered into on October 4, 2001, which provided, among other things, for an option by Mr. Carden and others to purchase 100,000 shares of Common Stock on November 20, 2002, at $66.00 per share and for an option by the holders of such 100,000 shares to sell such shares to Mr. Carden and others on November 20, 2002, at $54.00 per share. The holders of such shares have elected to exercise their option to sell 92,761 such shares to Mr. Carden at $54.00 per share (7,239 of such shares having been previously purchased by Mr. Carden). In July 2003, Mr. Carden purchased 62,500 of such shares and agreed to purchase the remainder of such shares by July 6, 2004, which was subsequently extended to July 6, 2005.

(5) Mr. Galardi's address is 39590 Highway 82, Aspen, CO 81611. Includes 201,992 shares of Common Stock and 1,134 shares issuable upon exchange of Operating Partnership Units owned by Mr. Galardi. Also includes 160,369 shares of Common Stock and 95,634 shares issuable upon exchange of Operating Partnership Units owned by companies in which Mr. Galardi owns a significant interest. Certain shares may be deemed to be beneficially owned by Mr. Galardi and may also be deemed to be beneficially owned by Mr. Carden. Includes 1,875 shares which Mr. Galardi has the right to acquire upon the exercise of stock options within sixty days of February 28, 2005.

(6) Mr. Brown's address is 333 Clay Street, Suite 3300, Houston, Texas 77002. Includes 1,250 shares of Common Stock held in an IRA, reported as indirectly beneficially owned by Mr. Brown, 14,943 shares of Common Stock held in the name of Timothy R. Brown, PC, as nominee for some of the former partners of Brown, Parker & Leahy. Mr. Brown is the beneficial owner of 8.38% of the 14,943 shares after payment of certain debts. Includes 4,688 shares of Common Stock which Mr. Brown has the right to acquire upon the exercise of stock options within sixty days of February 28, 2005.

(7) Includes 125 shares of restricted stock, which is subject to repurchase by the Company on termination of Ms. Nooney's employment for a price of $.04 per share. The repurchase option lapses October 15, 2005. Also includes 1,125 shares of Common Stock which Ms. Nooney has the right to acquire upon the exercise of stock options within sixty days of February 28, 2005.

(8) Mr. Fiedler's address is 156 West 56th Street, Suite 1101, New York, New York 10019. Includes 1,250 shares of Common Stock held in a trust of which Mr. Fiedler is the trustee and 4,688 shares of Common Stock which Mr. Fiedler has the right to acquire upon the exercise of stock options within sixty days of February 28, 2005.

(9) Mr. Itzel’s address is 1990 Cypress Point Drive, Corona, CA 92882. Includes 1,876 shares of Common Stock which Mr. Itzel has the right to acquire upon the exercise of stock options within 60 days of February 28, 2005.

(10) Mr. Geary's address is 6171 West Century Boulevard, Suite 100, Los Angeles, California 90045. Includes 4,688 shares of Common Stock which Mr. Geary has the right to acquire upon the exercise of stock options within sixty days of February 28, 2005.

(11) Includes 1,218 restricted shares, which are subject to repurchase by the Company on termination of employment of the executive officers for a price of $.04 per share. The expiration of the repurchase options is described in the individual footnotes. Includes (i) 19,600 shares issuable upon exchange of Operating Partnership Units owned by trusts for the benefit of Mr. Carden's children, as to which Michael Matkins is trustee, (ii) 67,313 shares of Common Stock and 40,066 shares issuable upon exchange of Operating Partnership Units owned by Mr. Carden's spouse, (iii) 1,000 shares owned by a trust for the benefit of Mr. Carden’s daughter, as to which Mr. Brown is the trustee, (iv) 11,382 shares issuable upon exchange of Operating Partnership Units owned by a limited partnership controlled by Mr. Carden, (v) 160,369 shares of Common Stock and 95,634 shares issuable upon exchange of Operating Partnership Units owned by companies controlled by Mr. Carden and in which Mr. Galardi owns a significant interest, (vi) 1,134 shares issuable upon exchange of Operating Partnership units owned by Mr. Galardi; (vii) 1,250 shares held in a trust of which Mr. Fiedler is the trustee; (viii) 1,250 shares held in an IRA indirectly beneficially owned by Mr. Brown and (ix) 14,943 shares held in a trust of which Mr. Brown is the trustee. Includes 25,189 shares of Common Stock which certain executive officers and directors have the right to acquire upon the exercise of stock options within sixty days of February 28, 2005.

In addition, includes 30,261 shares of Common Stock which Mr. Carden has the right to acquire pursuant to a Put and Call Agreement entered into on October 4, 2001, which provided, among other things, for an option by Mr. Carden and others to purchase 100,000 shares of Common Stock on November 20, 2002, at $66.00 per share and for an option by the holders of such 100,000 shares to sell such shares to Mr. Carden and others on November 20, 2002, at $54.00 per share. The holders of such shares have elected to exercise their option to sell 92,761 such shares to Mr. Carden at $54.00 per share (7,239 of such shares having been previously purchased by Mr. Carden). Mr. Carden purchased 62,500 of such shares in July 2003 and has agreed to purchase the remainder of such shares by July 6, 2004.

(12) Mr. Winfield’s address is 820 Moraga Drive, Los Angeles, California 90049.

SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock, to file reports of ownership of, and transactions in, the Company's securities with the SEC, the Amex and the Company. Based solely on the review of copies of such filings received by the Company or any written representations from certain reporting persons, the Company believes that its directors, officers and 10% or more stockholders timely filed all reports required of them during 2004 under Section 16(a).

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

In December 2004, the Company received a $532,000 loan from Mr. Galardi. The note bears interest at a fixed interest rate of 12% per annum and matures in December 2005.

In September 2004, the Company began managing an apartment complex owned by an affiliated entity of Mr. Carden. During the year ended December 31, 2004, the Company received management fees of $20,000 from this entity.

In March 2004, the Company paid $224,520 (“Guarantee Fee”) to Mr. Carden, Mr. Galardi and CGS Real Estate Company, Inc. (“the Guarantors”) in consideration for their guarantees of certain obligations of the Company as of December 31, 2003. The Company has agreed to pay the Guarantors an annual guarantee fee equal to between .25% and .75% (depending on the nature of the guarantee) of the outstanding balance as of December 31 of the guaranteed obligations. The Guarantee Fee is to be paid for a maximum of three years on any particular obligation. In December 2004, the Company paid $187,944 related to the Guarantee Fee payable for the 2004 year. The payments were made in the form of an offset against certain sums owed to the Company by the Guarantors.

During 2003, the Company made payments totaling $1,000,000, on its indebtedness to an affiliated entity, reducing the balance due to $251,321. The Company also has a balance due of $14,800 to another affiliated entity as of December 31, 2004.

During 2003, the Company acquired three office properties from an affiliated entity. The properties are located in Houston, Texas and consist of approximately 160,742 rentable square feet. Acquisition costs of approximately $10,703,000 included assumed or new mortgage indebtedness, the issuance of 382,537 OP Units, deferred payments of $190,469 and cash.

In May 2003, the successor of Brown Parker and Leahy, LLP cancelled its $199,180 note, plus $45,891 of accrued interest thereon, in exchange for 14,943 shares of the Company’s common stock (after effect of the one-for-four reverse stock split of which was approved by the stockholders on February 27, 2004 and became effect March 2, 2004). Mr. Brown was a partner of Brown Parker Leahy, LLP.

In May 2003, Mr. Galardi cancelled his $1,600,000 note, plus $286,036 of accrued interest thereon, in exchange for 115,002 shares of the Company’s common stock (after effect of the one-for-four reverse stock split).

In May 2003, Mr. Galardi purchased a total of 15,243 shares of the Company’s common stock for $16.40 per share (after effect of the one-for-four reverse stock split).

In February 2003, the Company reached an agreement with CGS Real Estate Company, Inc. (“CGS”) whereby CGS acknowledged that it owed the Company a net amount of $270,375 which related to several issues asserted by William J. Carden that were owed by CGS to the Company and by the Company to CGS. This amount is payable on March 15, 2006 with interest accruing from March 15, 2003 at an annual rate of 6% and payable quarterly commencing on June 15, 2003. An affiliate of Mr. Carden is a principal stockholder of CGS. Mr. Carden is an officer and a director of CGS, and an affiliate of Mr. Galardi is a principal stockholder of CGS. Mr. Carden and Mr. Galardi have agreed to guarantee this obligation of CGS, and they have secured this guarantee with an assignment to the Company of their right to receive $270,375 of principal payments on the notes payable to them and their affiliates by reason of the settlement of the Teachout litigation, plus all interest payable on such principal amount of notes. In March 2004, as part of the payment of the 2003 Guarantee Fee, interest due on this obligation for 2004 was paid in advance and $26,606 was applied to the principal due on this obligation. In December 2004, as part of the payment of the 2004 Guarantee Fee, interest due on this obligation for 2005 was paid in advance. The principal balance due as of December 31, 2004 is $243,858.

In connection with the settlement of the Teachout litigation, Mr. Galardi and Mr. Carden acknowledged that they owe the Company the sum of $1,187,695 as indemnification against a portion of the Company’s settlement obligation. Mr. Galardi and certain affiliates of Mr. Carden and/or Mr. Galardi are beneficiaries, in part, of the settlement of the Teachout litigation and are owed an amount in excess of this obligation pursuant to that settlement. Mr. Galardi and Mr. Carden have agreed to pay the Company the principal sum of this obligation, plus interest thereon at the annual rate of 6% from March 15, 2003, in the form of an assignment to the Company of their right to receive $1,187,695 of principal payments on the notes payable to them and their affiliates by reason of the settlement of the Teachout litigation, plus all interest payable on such principal amount of notes. The receivable of $1,187,695 and accrued interest are reflected as a component of equity in the Company’s consolidated financial statements. In March 2004, as part of the payment of the 2003 Guarantee Fee, interest due on this obligation for 2004 was paid in advance and $116,875 was applied to the principal due on this obligation. In December 2004, as part of the payment of the 2004 Guarantee Fee, interest due on this obligation for 2005 was paid in advance and $120,340 was applied to the principal due on this obligation. The balance due as of December 31, 2004 is $950,480.

For the years ended December 31, 2004, 2003 and 2002, the Company paid $134,890, $98,763 and $112,800, respectively, for real estate related services to a firm in which Ms. Nooney holds an ownership interest.

For the years ended December 31, 2004, 2003 and 2002, the Company incurred professional fees of $54,505, $19,240 and $112,887, respectively, to a law firm in which Mr. Brown is a partner.

In December 2002, the Company received proceeds of $800,000 from a loan on one of its industrial properties. The loan was provided by an affiliated entity of Mr. Carden. The mortgage was repaid upon the sale of the property in April 2003.

In October 2002, the Company received proceeds of $1,532,000 from two bridge loans on one of its shopping center properties. One of the loans, which totaled $700,000, was provided by an affiliated entity of Mr. Carden. The mortgages were repaid upon the sale of the property in October 2002.

In connection with the Consolidation, the Company assumed a $2,207,081 obligation to an affiliated entity of Mr. Carden. In October 2002, this obligation, which totaled $2,500,103, was paid in connection with the sale of an apartment property.

During 2002, the Company made payments totaling $521,808 on its obligation to ASJ, Ltd., which is owned by Mr. Carden, his wife and a trust for his children. The payments reduced the balance due to ASJ, Ltd. to $200,000 as of December 31, 2002. During 2003, the obligation was reduced by $111,321 to offset certain amounts which became payable from the related party. In January 2004, the Company paid the remaining balance due of $88,679.

Effective January 1, 2002, the Company acquired a receivable in the amount of $177,000 from a related party in connection with the Company’s assumption of an executive suite in an office building owned by the Company. The

Company cancelled this receivable by offsetting the amount of the receivable against the amount payable by the Company to an entity owned by the related party.

PROPOSAL NUMBER TWO
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

BDO Seidman, LLP has served as the Company's independent auditors since February 22, 2002. BDO Seidman has been selected by the Audit Committee as the Company's independent auditors for the year ending December 31, 2005. The Audit Committee reviewed and pre-approved all audit and permissible non-audit services performed by BDO Seidman, as well as the fees paid to BDO Seidman for such services. BDO Seidman has advised the Company that it does not have any direct or indirect financial interest in the Company. Representatives of BDO Seidman are expected to attend the Annual Meeting and will be given the opportunity to make a statement if they choose to do so. They will also be available to respond to appropriate questions. The Audit Committee carefully considered BDO Seidman's qualifications and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

For 2004 and 2003, the Company paid BDO Seidman the following fees:

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2004	$164,800	–	$87,633	–
2003	160,000	–	113,521	–

Stockholders will be asked at the Annual Meeting to ratify the selection of BDO Seidman. If the stockholders ratify the selection of BDO Seidman, the Audit Committee may still, in its discretion, decide to appoint a different independent audit firm, at any time during the year 2005, if it concludes that such a change would be in the best interests of the Company and the stockholders. If the stockholders fail to ratify the selection, the Audit Committee will reconsider the retention of the accounting firm.

Required Vote

A majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required to ratify the selection of BDO Seidman, LLP, as the Company's independent auditors for the year 2005.

The Board of Directors recommends a vote FOR Proposal Number Two.

ANNUAL REPORT
AND
FINANCIAL STATEMENTS OF THE COMPANY

Copies of the Company's Annual Report to Stockholders for 2004 are being mailed to the stockholders with this Proxy Statement. Additional copies of the Company's Annual Report on Form 10-K filed with the SEC will be furnished to interested stockholders, without charge, upon written request. Exhibits to the Form 10-K will be provided upon written request and payment to the Company of the cost of preparing and distributing those materials. Written requests should be sent to American Spectrum Realty, Inc., 5850 San Felipe, Suite 450, Houston, Texas, 77057, Attention: Investor Relations.

STOCKHOLDER-DIRECTOR COMMUNICATIONS

Stockholders who desire to communicate with the Board or with specified members of the Board should send any such communications in writing in care of the Secretary of the Company at 5850 San Felipe, Suite 450, Houston, Texas 77057 or by email tolegal@americanspectrum.com. The Secretary will review all such communications and will pass on to the appropriate directors all communications other than those which are merely solicitations for products or services, items of a personal nature not relevant to the stockholders and other matters that are of a type which render them improper or irrelevant to the functioning of the Board and the Company.

The Company strongly encourages each director to attend, and expects that each director will attend, the Annual Meeting of Stockholders. Mr. Carden, Mr. Brown, Mr. Fiedler, Mr. Geary, Mr. Galardi, and Mr. Itzel attended the Company’s 2004 Annual Meeting of Stockholders.

STOCKHOLDER PROPOSALS
FOR THE COMPANY'S 2006 ANNUAL MEETING

Typically, in order to be considered for inclusion in the Company's proxy materials for an annual meeting, stockholder proposals and nominations that are intended to be presented at that meeting must be received by the Secretary of the Company, in writing, no later than 120 days before the first anniversary from the date that the proxy statement for the prior year's annual meeting was released to the stockholders. To present a proposal or nomination for inclusion in the proxy materials for the 2006 Annual Meeting, the proposal or nomination must be delivered to the Secretary of the Company at 5850 San Felipe, Suite 450, Houston, Texas 77057, not later than January 2, 2006. Other stockholder proposals to be brought before the 2006 Annual Meeting will be considered untimely in accordance with the Company's bylaws unless they are delivered to the Secretary of the Company at 5850 San Felipe, Suite 450, Houston, Texas, 77057, between January 2, 2006 and February 1, 2006.

OTHER INFORMATION

Proxy authorizations submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Time on May 5, 2005. To authorize a proxy by the Internet or by telephone, please see the instructions on the proxy card enclosed with these materials. Costs associated with electronic access, such as from access providers or telephone companies, will be borne by the stockholder.

By Order of the Board of Directors

Patricia A. Nooney, Secretary

Houston, Texas
March 31, 2005

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	Election of Directors					2.	Ratification of appointment of BDO Seidman, LLP as Independent Auditors for fiscal year 2005.
Nominees: 01 Timothy R. Brown 02 William J. Carden 03 Lawrence E. Fiedler 04 John N. Galardi 05 William W. Geary, Jr. 06 John F. Itzel		FOR ALL the nominees listed to the left (except as marked to the contrary below)	WITHHOLD AS TO ALL the nominees listed to the left				FOR	AGAINST	ABSTAIN
		☐	☐				☐	☐	☐
Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)				MARK THIS BOX IF YOU PLAN TO ATTEND THE MEETING	☐	The Proxy holder may vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

Dated:________________________________________________, 2005
___________________________________________________________
Signature
___________________________________________________________
Signature if held jointly
Please sign exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer’s title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. A partnership should sign in the partnership name by an authorized person, stating such person’s title and relationship to the partnership.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/aqq	OR	Telephone 1-866-540-5760	OR	Mail
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

AMERICAN SPECTRUM REALTY, INC.

Proxy Solicited by the Board of Directors for the Annual Meeting
of Stockholders to be held on May 6, 2005

     The undersigned stockholder of American Spectrum Realty, Inc. (“American Spectrum”) hereby appoints William J. Carden and Patricia A. Nooney, and each of them individually, with full power of substitution in each of them, attorneys and proxies for the undersigned and authorizes them to represent, with all powers possessed by the undersigned as if personally present at the meeting, and vote all of the shares of common stock of American Spectrum which the undersigned may be entitled, in any capacity, to vote at the Annual Meeting of Stockholders to be held at the office of the Company at 5850 San Felipe, Suite 450, Houston, TX, on May 6, 2005 at 9:00 a.m., local time, and at any adjournments or postponements of such meeting, on the proposals listed on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all in accordance with, and as described in, the Notice and accompanying Proxy Statement. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders dated March 31, 2005, and the accompanying Proxy Statement and revokes any proxy previously given with respect to such meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on reverse side please mark, sign, date and return this proxy using the enclosed envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

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